                                                         [CONFORMED AS EXECUTED]
                                                                   EXHIBIT 10.13

                       THIRD AMENDMENT, WAIVER AND CONSENT

            THIRD AMENDMENT, WAIVER AND CONSENT (this "Amendment"), dated as of February 21, 2003, among FLOWERS FOODS, INC., a Georgia corporation (the "Borrower"), the Lenders party to the Credit Agreement referred to below (the "Lenders"), SUNTRUST BANK, as syndication agent (the "Syndication Agent"), and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as administrative agent (the "Administrative Agent" and, together with the Syndication Agent, the "Agents" and each, an "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                  W I T N E S S E T H :
                                  - - - - - - - - - -

            WHEREAS, the Borrower, the Lenders and the Agents are parties to the Credit Agreement, dated as of March 26, 2001 (as amended, modified, restated and/or supplemented through, but not including, the date hereof, the "Credit Agreement");

            WHEREAS, the Borrower has entered into an agreement whereby it will cause Mrs. Smith's Bakeries, LLC ("Mrs. Smith's"), Mrs. Smith's Bakeries of Stillwell, LLC, Mrs. Smith's Bakeries of Spartanburg, LLC, Mrs. Smith's Brands, Inc., Mrs. Smith's Bakeries Sales Support Group, LLC, Mrs. Smith's Bakeries Frozen Distributors, LLC, Flowers Snack of Crossville, LLC, Mrs. Smith's Foil Company, LLC and Flowers Snack of London, LLC (collectively, the "Selling Subsidiaries"), to sell (such sale, the "Mrs. Smith's Sale") each of their Businesses (as defined in the Mrs. Smith's Asset Purchase Agreement (as defined below)) and assets to The Schwan Food Company ("Schwan") pursuant to the terms of that certain Asset Purchase Agreement, dated as of January 29, 2003, among the Borrower, Mrs. Smith's and Schwan (as in effect on the Third Amendment Effective Date (as defined below), the "Mrs. Smith's Asset Purchase Agreement"); and

            WHEREAS, the Borrower has requested, and the Agents and the Lenders are willing to grant (subject to the terms and conditions hereof), a consent to permit the Mrs. Smith's Sale, and the parties hereto have further agreed to amend and waive certain provisions of the Credit Agreement as set forth herein;

            NOW, THEREFORE, it is agreed:

            1. The Lenders hereby waive any Default or Event of Default that may have arisen solely as a result of the Borrower's failure to comply with (x)
Section 9.02(xi) of the Credit Agreement in connection with the execution of the Mrs. Smith's Asset Purchase Agreement (as defined below), (y) Sections 9.08 and
9.09 of the Credit Agreement for each of the Test Periods ended closest to March 31, 2002, June 30, 2002, September 30, 2002 and December 31, 2002, solely to the extent such Default or Event of Default would not have occurred had the amendment set forth in Section 14 of this Amendment been in effect prior to the end of such periods and (z) Section 9.10 of the Credit Agreement for the period commencing March 31, 2002 and ending on the Third Amendment Effective Date, solely to the extent such Default or Event of Default would not have occurred had the amendment set forth in Section 14 of this Amendment been in effect prior to the end of such periods.

            2. Notwithstanding anything to the contrary contained in the Credit Agreement, the Lenders hereby consent to the Mrs. Smith's Sale on the terms and conditions set forth in the Mrs. Smith's Asset Purchase Agreement, so long as
(i) no Default or Event of Default exists at the time of consummation of the Mrs. Smith's Sale or would result therefrom, (ii) the Administrative Agent shall have received on or prior to the date of the consummation of the Mrs. Smith's Sale a certificate from an Authorized Representative of the Borrower certifying
(x) as to the total amount of Mrs. Smith's Net Asset Sale Proceeds to be received therefrom by the Borrower and its Subsidiaries on the closing date of the Mrs. Smith's Sale (the "Mrs. Smith's Closing Date"), (y) that the preceding clause (i) of this Section 2 shall be true and correct as of the Mrs. Smith's Closing Date and (z) that the total amount of Mrs. Smith's Net Asset Sale Proceeds received by the Borrower and its Subsidiaries therefrom shall be applied in accordance with the following clause (iii) of this Section 2, (iii) 100% of the Mrs. Smith's Net Asset Sale Proceeds received by the Borrower and its Subsidiaries therefrom are applied upon receipt by the Borrower and/or such Subsidiary (A) first, pro rata to each Tranche of Term Loans based upon the then outstanding principal amount of A Term Loans and B Term Loans until all outstanding Term Loans have been repaid in full (it being understood and agreed that the provisions of Section 4.02(k) of the Credit Agreement shall not apply to any such repayment pursuant to this clause (A)), (B) second, to the extent that Mrs. Smith's Net Asset Sale Proceeds received by the Borrower and its Subsidiaries remain after the repayment referred to in the preceding clause (A), to repay outstanding Swingline Loans (with no corresponding reduction to the Total Revolving Loan Commitment) and (C) third, to the extent that Mrs. Smith's Net Asset Sale Proceeds received by the Borrower and its Subsidiaries remain after the repayments referred to in the preceding clauses (A) and (B), to repay outstanding Revolving Loans (with no corresponding reduction to the Total Revolving Loan Commitment), and (iv) any amendments and/or modifications to the Mrs. Smith's Asset Purchase Agreement after the Third Amendment Effective Date are reasonably satisfactory to the Administrative Agent. In addition, (I) it is acknowledged and agreed that no portion of the Mrs. Smith's Net Asset Sale Proceeds received by the Borrower and its Subsidiaries from the Mrs. Smith's Sale shall be permitted to be reinvested pursuant to Section 4.02(e) of the Credit Agreement until such time as all Term Loans, Swingline Loans and Revolving Loans outstanding on the date of the receipt of any such Mrs. Smith's Net Asset Sale Proceeds have been repaid in full, (II) the consummation of the Mrs. Smith's Sale shall not reduce the amount of asset sales permitted to be made pursuant to Section 9.02(i) of the Credit Agreement and (III) notwithstanding anything to the contrary contained in Section 9.11 of the Credit Agreement, the Borrower and/or any Subsidiary of the Borrower shall be permitted to make voluntary prepayments of its obligations under the Smuckers Note and the Lease Program Obligations, in each case, to the extent that Net Asset Sale Proceeds received by the Borrower and its Subsidiaries from the Mrs. Smith's Sale are (A) excluded from the definition of "Mrs. Smith's Net Asset Sale Proceeds" pursuant to clauses (I) and (II) thereof and (B) used to make voluntary prepayments of the obligations as described in such clauses (I) and
(II). In addition, to the extent Collateral is sold in connection with the preceding provisions of this Section 2, such Collateral shall be sold free and clear of the Liens created by the respective Security Documents and the Lenders hereby authorize the Administrative Agent and the Collateral Agent to take any actions deemed appropriate in order to effect such releases. For purposes of this Amendment, the term "Mrs. Smith's Net Asset Sale Proceeds" shall mean the aggregate amount of Net Asset Sale Proceeds received by the Borrower and its Subsidiaries from the Mrs. Smith's Sale either on the date of consummation of the Mrs. Smith's Sale or thereafter pursuant to post-closing adjustments (including, without limitation, as set forth in Section 4.2 of the Mrs. Smith's Asset Purchase Agreement), other than Net Asset Sale Proceeds (I) in an amount not to exceed $57,250,000, solely to the extent that all such amounts are paid to General Electric Capital Corporation ("GECC") in satisfaction of certain of the Borrower's and/or its Subsidiaries' Lease Program Obligations, (II) in an amount not to exceed $6,500,000, solely to the extent that all such amounts are paid to the J.M. Smuckers Company in satisfaction of Mrs. Smith's obligations under the Smuckers Note and (III) in an amount not to exceed $24,000,000, solely to the extent that all such amounts are paid in satisfaction of certain operating lease obligations and Capitalized Lease Obligations of the Borrower and its Subsidiaries relating to assets sold under the Mrs. Smith's Asset Purchase Agreement (but excluding such operating lease obligations and Capitalized Lease Obligations to the extent set forth in clause (I) of this definition).

            3. Section 4.02(g) of the Credit Agreement is hereby amended by (x) inserting the text "the remainder of (I)" immediately prior to the text "25% of the Excess Cash Flow" appearing therein and (y) inserting the text "minus (II) the amount of all voluntary prepayments of Term Loans made after the Excess Cash Payment Date immediately preceding such Excess Cash Payment Date to and including such Excess Cash Payment Date" immediately following the text "Excess Cash Flow Payment Period" appearing therein.

            4. Section 9.03(iii) of the Credit Agreement is hereby amended by deleting the amount "$5,000,000" appearing therein and inserting the new amount "$12,500,000" in lieu thereof.

            5. Section 9.03 of the Credit Agreement is hereby further amended by deleting subsection (v) thereof in its entirety and inserting the following new subsection (v) in lieu thereof:

            "(v) so long as there shall exist no Default or Event of Default (both before and after giving effect to the payment thereof), the Borrower may pay additional cash Dividends (whether as dividends to shareholders or through repurchases of its Equity Interests), provided that (x) the Leverage Ratio (as set forth in the most recent compliance certificate delivered by the Borrower to the Administrative Agent and each Lender pursuant to Section 8.01(f)(1)) is less than or equal to (I) in the case of any such payment or repurchase made prior to September 30, 2003, 2.25:1.00 and (II) in the case of any such payment or repurchase made on and after September 30, 2003, 2.00:1.00 and (y) the Total Unutilized Revolving Loan Commitment (after giving effect to any such payment or repurchase) shall equal or exceed (I) in the event that the Mrs. Smith's Sale has been consummated, $20,000,000 and (II) in the event that the Mrs. Smith's Sale has not been consummated, $40,000,000".

            6. Section 9.04(iii) of the Credit Agreement is hereby amended by
(x) deleting the word "and" appearing at the end of clause (x) thereof and inserting a comma in lieu thereof and (y) inserting the following text immediately following clause (y) thereof:

            "and (z) the SunTrust Swap Agreement".

            7. Section 9.05(v)(a) of the Credit Agreement is hereby amended by deleting the text "three" appearing therein and inserting the new text "five" in lieu thereof.

            8. Section 9.05(v)(e) of the Credit Agreement is hereby amended by
(x) inserting the text "(x)" immediately following the text "(e) (i)" appearing therein and (y) inserting the text "and (y)(I) in the case of any such proposed acquisition consummated prior to September 30, 2003, the Leverage Ratio shall be less than or equal to 2.25:1.00 and (II) in the case of any such proposed acquisition consummated on or after September 30, 2003, the Leverage Ratio shall be less than or equal to 2.00:1.00, in each case," immediately prior to the text "on a Pro Forma Basis" appearing therein.

            9. Section 9.05(v)(g) of the Credit Agreement is hereby amended by deleting the text "three" appearing therein and inserting the new text "five" in lieu thereof.

            10. Section 9.05(v)(h) of the Credit Agreement is hereby amended by deleting the text set forth therein in its entirety and inserting the text "[Intentionally Deleted]" in lieu thereof.

            11. Section 9.05(v)(i) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.05(v)(i) in lieu thereof:

            "(i) after giving effect to such acquisition and the payment of all amounts (including fees and expenses) owing in connection therewith, the Total Unutilized Revolving Loan Commitment shall equal or exceed the sum of (x) (I) in the event that the Mrs. Smith's Sale has been consummated, $20,000,000 or (II) in the event that the Mrs. Smith's Sale has not been consummated, $40,000,000 and (y) an amount equal to the aggregate amount as determined by the Borrower in good faith as the amount reasonably likely to be payable in respect of all post-closing purchase price adjustments required or which will be required in connection with such acquisition (and all other acquisitions for which such purchase price adjustments may be required to be made) and the amount of all Capital Expenditures reasonably anticipated by the Borrower to be made in the business acquired pursuant to such acquisition within the 180-day period (such period for any acquisition, a "Post-Closing Period") following such acquisition (and in the businesses acquired pursuant to all other acquisitions with Post-Closing Periods ended during the Post-Closing Period of such acquisition); and".

            12. Section 9.05(xi) of the Credit Agreement is hereby amended by deleting the amount "$5,000,000" appearing therein and inserting the new amount "$10,000,000" in lieu thereof.

            13. Section 9.07(c) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.07(c) in lieu thereof:

             (c) In addition to Capital Expenditures permitted pursuant to preceding clauses (a) and (b), the Borrower and its Subsidiaries may make additional Capital Expenditures at any time, provided that, at such time there shall exist no Default or Event of Default (both before and after giving effect to any such Capital Expenditure) and (x) the Leverage Ratio (as set forth in the most recent compliance certificate delivered by the Borrower to the Administrative Agent and each Lender pursuant to Section 8.01(f)(1)) is less than or equal to (I) in the case of any such Capital Expenditure made prior to September 30, 2003, 2.25:1.00 and (II) in the case of any such Capital Expenditure made on and after September 30, 2003, 2.00:1.00 and (y) the Total Unutilized Revolving Loan Commitment (after giving effect to any such Capital Expenditure) shall equal or exceed (I) in the event that the Mrs. Smith's Sale has been consummated, $20,000,000 and (II) in the event that the Mrs. Smith's Sale has not been consummated, $40,000,000".

            14. The definition of "Consolidated EBITDA" appearing in Section
11.01 of the Credit Agreement is hereby amended by inserting the following new clauses (u) and (v) immediately preceding clause (w) appearing in said definition:

      "(u) non-cash charges taken by Mrs. Smith's Bakeries, LLC in connection with their writedown of goodwill during the fiscal quarter of the Borrower ended closest to March 31, 2002 in an aggregate amount not to exceed $24,900,000 (to the extent that a charge in respect thereof was taken against Consolidated Net Income and same reduced Consolidated EBIT for such period), (v) non-cash charges taken by Mrs. Smith's Bakeries, LLC in connection with the impairment in the value of their assets during the fiscal quarter of the Borrower ended closest to December 31, 2002 in an aggregate amount not to exceed $26,600,000 (to the extent that a charge in respect thereof was taken against Consolidated Net Income and same reduced Consolidated EBIT for such period),".

            15. The definition of "Consolidated Fixed Charges" appearing in
Section 11.01 of the Credit Agreement in hereby amended by inserting the text "(other than Dividends consisting of repurchases of Equity Interests permitted pursuant to Sections 9.03(iii) or (v))" immediately after the text "basis for such period" appearing in clause (iv) thereof.

            16. The definition of "Excess Cash Flow" appearing in Section 11.01 of the Credit Agreement is hereby amended by (x) deleting the text "and any consideration justified pursuant to the proviso to Section 9.05(v)(h)" appearing in the first parenthetical at the end of clause (ii)(b) of said definition, (y) deleting the text "with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans or Swingline Loans," appearing in the proviso to the parenthetical in clause (ii)(c) of said definition and inserting the text "of Revolving Loans or Swingline Loans with internally generated funds (but" in lieu thereof, and (z) deleting clause (ii)(d) of said definition in its entirety and inserting the following new clause (ii)(d) in lieu thereof:

      "(d) the amount of all dividends paid and repurchases of Equity Interests made pursuant to Sections 9.03(ii), (iii) and (v) during such period,".

            17. The definition of "Excess Cash Payment Date" appearing in
Section 11.01 of the Credit Agreement is hereby restated in its entirety as follows:

            "Excess Cash Payment Date" shall mean with respect to any Excess Cash Flow Payment Period, any one date on or after the delivery of the financial statements by the Borrower required pursuant to Section 8.01(c) (accompanied by the officer's certificate required to be delivered pursuant to Section 8.01(f) setting forth in reasonable detail the amount of (and the calculations required to establish the amount of) Excess Cash Flow for the respective Excess Cash Flow Payment Period), but in no event shall the Excess Cash Payment Date in respect of any Excess Cash Flow Payment Period occur after March 31 of the immediately succeeding Excess Cash Flow Payment Period.

            18. The definition of "Indebtedness" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text ", the SunTrust Swap Agreement" immediately following the text "Interest Rate Protection Agreement" appearing in said definition.

            19. The definition of "Tranche" appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text "three" appearing therein and inserting the text "four" in lieu thereof.

            20. Section 11.01 of the Credit Agreement is hereby further amended by (x) deleting the definitions of "Applicable Permitted Acquisition Amount" and "Cumulative Retained Excess Cash Flow Amount" appearing therein and (y) inserting therein the following new definition in the appropriate alphabetical order:

            "SunTrust Swap Agreement" shall mean that certain Interest Rate Protection Agreement, dated as of April 20, 2001, between SunTrust and the Borrower.

            21. Notwithstanding anything to the contrary contained in Section 4.02(g) of the Credit Agreement, it is acknowledged and agreed that on and after the date on which all Term Loans have been repaid in full, the Borrower shall no longer be required to apply any portion of Excess Cash Flow as a mandatory repayment and/or commitment reduction in accordance with Sections 4.02(g), (h) and (i) of the Credit Agreement.

            22. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when (i) the Borrower, the Majority Lenders of the Revolving Loan Tranche and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (ii) the Borrower shall have paid to the Administrative Agent for the account of each Lender that has executed a counterpart hereof and delivered same to the Administrative Agent at the Notice Office on or prior to 5:00 P.M. (New York time) on February 21, 2003 (or, if later, on the Third Amendment Effective Date), an amendment fee equal to 0.05% of the sum of such Lender's outstanding A Term Loans, B Term Loans and Revolving Loan Commitments, in each case at such time. Furthermore, in the event that either (x) the Mrs. Smith's Asset Purchase Agreement is terminated (other than with respect to ongoing indemnities, confidentiality provisions and similar provisions) or (y) the Mrs. Smith's Asset Sale is not consummated on or prior to 5:00 P.M. (New York time) on July 28, 2003, the Borrower shall, on or prior to 5:00 P.M. (New York time) on the earlier to occur of such termination date or July 28, 2003, pay to the Administrative Agent for the account of each Lender that has executed a counterpart hereof and delivered same to the Administrative Agent at the Notice Office on or prior to 5:00 P.M. (New York time) on the Third Amendment Effective Date, an additional fee equal to 0.10% of the sum of such Lender's outstanding A Term Loans, B Term Loans and Revolving Loan Commitments on the Third Amendment Effective Date (it being understood that any violation by the Borrower of its obligations pursuant to this sentence shall constitute an Event of Default pursuant to Section 10.01 of the Credit Agreement).

            23. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Third Amendment Effective Date, after giving effect to this Amendment, and (ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Third Amendment Effective Date, after giving effect to this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

            24. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            25. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            26. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

            27. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                                      * * *

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                       FLOWERS FOODS, INC.

                                       By: /s/ Thomas B. Jones, Jr.
                                          -------------------------------------
                                          Title: Treasurer

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                          Individually and as Administrative
                                          Agent

                                       By: /s/ Scottye Lindsey
                                          -------------------------------------
                                          Title: Vice President

                                       SUNTRUST BANK, Individually and as
                                          Syndication Agent

                                       By: /s/ Michael Laprissi
                                          -------------------------------------
                                          Title: Director

                                       AG FIRST FARM CREDIT BANK

                                       By:  /s/ John W. Burnside, Jr.
                                          -------------------------------------
                                          Title: Vice President


                                       ALLIED IRISH BANKS, P.L.C.

                                       By:  /s/ Illegible
                                          -------------------------------------
                                          Title:


                                       AIMCO CLO SERIES 2001-A

                                       By:  /s/ Chris Georgen
                                          -------------------------------------
                                          Title: Authorized Signatory

                                       By:  /s/ Jerry D. Zinkula
                                          -------------------------------------
                                          Title: Authorized Signatory


                                       ALLSTATE LIFE INSURANCE COMPANY

                                       By:  /s/ Chris Georgen
                                          -------------------------------------
                                          Title: Authorized Signatory

                                       By:  /s/ Jerry D. Zinkula
                                          -------------------------------------
                                          Title: Authorized Signatory


                                       ELC (CAYMAN) LTD. CDO SERIES 1999-1
                                          By: David Babson & Company
                                              as Collateral Manager

                                       By:    Mary Ann McCarthy
                                          -------------------------------------
                                          Title: Managing Director


                                       APEX (IDM) CDO I, LTD.
                                          By: David Babson & Company
                                             as Collateral Manager

                                       By:    Mary Ann McCarthy
                                          -------------------------------------
                                          Title: Managing Director


                                       TRYON CLO LTD. 2000-1.
                                          By: David Babson & Company
                                             as Collateral Manager

                                       By:    Mary Ann McCarthy
                                          -------------------------------------
                                          Title: Managing Director

                                       BANK HAPOALIM B.M.

                                       By: /s/ Marc Bosc
                                          -------------------------------------
                                          Title: Vice President

                                       By: /s/ Lewroy Harkins
                                          -------------------------------------
                                          Title: Vice President


                                       ELT LTD.

                                       By: /s/ Ann E. Morris
                                          -------------------------------------
                                          Title: Authorized Agent


                                       HORBOUR TOWN FUNDING LLC

                                       By: /s/ Ann E. Morris
                                          -------------------------------------
                                          Title: Assistant Vice President


                                       RIVIERA FUNDING LLC

                                       By: /s/ Ann E. Morris
                                          -------------------------------------
                                          Title: Assistant Vice President


                                       THE BANK OF NOVA SCOTIA

                                       By: /s/ Chris J. Allen
                                          -------------------------------------
                                          Title: Managing Director & Office Head


                                       GRAYSTON CLO 2001-1 LTD.
                                          By: Bear Streans Asset Management,
                                              Inc. as its Collateral Manager

                                       By:  /s/ Niall D. Rosenzwig
                                          -------------------------------------
                                          Title: Associated Director


                                       GALLATIN FUNDING I LTD.
                                          By: Bear Streans Asset Management,
                                              Inc. as its Collateral Manager

                                       By:  /s/ Niall D. Rosenzwig
                                          -------------------------------------
                                          Title: Associated Director

                                       CHEVY CHASE BANK

                                       By:  /s/ Dory Halati
                                          -------------------------------------
                                          Title: Assistant Vice President

                                       COLUMBUS LOAN FUNDING LTD.
                                          By: Travelers Asset Management
                                              International Company, LLC

                                       By: /s/ Denise T. Duffee
                                          ------------------------------------
                                          Title: Investment Officer

                                       CITIGROUP INVESTMENTS CORPORATE LOAN
                                          FUND INC. (fka TRAVELERS CORPORATE
                                          LOAN FUND, INC.)
                                          By:  Travelers Asset Management
                                               International Company, LLC

                                       By: /s/ Denise T. Duffee
                                          ------------------------------------
                                          Title: Investment Officer


                                      THE TRAVELERS INSURANCE COMPANY

                                       By: /s/ Denise T. Duffee
                                          ------------------------------------
                                          Title: Investment Officer


                                       COBANK

                                       By: /s/ Brian J. Klatt
                                          -------------------------------------
                                          Title: Senior Vice President


                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                          BOERENLEENBANK B.A. "RABOBANK
                                          INTERNATIONAL", NEW YORK BRANCH

                                       By: /s/ Theodore W. Cox
                                          -------------------------------------
                                          Title: Executive Director

                                       By: /s/ Edware J. Pevser
                                          -------------------------------------
                                          Title: Managing Director


                                      CREDIT LYONNAIS

                                       By: /s/ Lee E. Greve
                                          -------------------------------------
                                          Title: First Vice President


                                       BIG SKY LOAN FUND, LTD.
                                          By:  Eaton Vance Management,
                                               as Investment Advisor

                                       By: /s/ Scott H. Page
                                          -------------------------------------
                                          Title: Vice president

                                       COSTANITNUS EATON VANCE CDO V, LTD.
                                          By:  Eaton Vance Management,
                                               as Investment Advisor

                                       By: /s/ Scott H. Page
                                          -------------------------------------
                                          Title: Vice president


                                       EATON VANCE CDO III, LTD.
                                          By:  Eaton Vance Management,
                                               as Investment Advisor

                                       By: /s/ Scott H. Page
                                          -------------------------------------
                                          Title: Vice president


                                       EATON VANCE CDO IV, LTD.
                                          By:  Eaton Vance Management,
                                               as Investment Advisor

                                       By: /s/ Scott H. Page
                                          -------------------------------------
                                          Title: Vice president


                                       EATON VANCE INSTITUTIONAL SENIOR LOAN
                                          FUND
                                          By:  Eaton Vance Management,
                                               as Investment Advisor

                                       By: /s/ Scott H. Page
                                          -------------------------------------
                                          Title: Vice president


                                       EATON VANCE SENIOR INCOME TRUST
                                          By:  Eaton Vance Management,
                                               as Investment Advisor

                                       By: /s/ Scott H. Page
                                          -------------------------------------
                                          Title: Vice president


                                       GRAYSON & CO.
                                          By:  Boston Management and Research,
                                               as Investment Advisor

                                       By: /s/ Scott H. Page
                                          -------------------------------------
                                          Title: Vice president

                                       OXFORD STRATEGIC INCOME FUND
                                          By:  Eaton Vance Management,
                                                as Investment Advisor

                                       By: /s/ Scott H. Page
                                          -------------------------------------
                                          Title: Vice president


                                       SENIOR DEBT PORTFOLIO
                                          By:  Boston Management and Research
                                               as Investment Advisor

                                       By: /s/ Scott H. Page
                                          -------------------------------------
                                          Title: Vice president


                                       FARM CREDIT BANK OF WICHITA

                                       By: /s/ Greg Reno
                                          ------------------------------------
                                          Title: Vice President


                                       FARM CREDIT SERVICES OF AMERICA, PCA

                                       By: /s/ Bruce P. Rouse
                                          -------------------------------------
                                          Title: Vice President


                                       LONG LANE MASTER TRUST II
                                          By: Fleet National Bank as Trust
                                              Administrator, with Respect to
                                              Series Eclipse

                                       By: /s/ Roger Ackerman
                                          -------------------------------------
                                          Title: Director


                                       LONG LANE MASTER TRUST IV
                                          By: Fleet National Bank as Trust
                                              Administrator

                                       By: /s/ Roger Ackerman
                                          -------------------------------------
                                          Title: Director


                                       GOLDMAN SACKS CREDIT PARTNERS, L.P.

                                       By: /s/ Sandra Stulberger
                                          -------------------------------------
                                          Title: Authorized Signatory

                                       GREENSTONE FARM CREDIT SERVICES, FLCA

                                       By: /s/ Alfred S. Compton, Jr.
                                          -------------------------------------
                                          Title: Vice President/Senior Lending
                                                 Officer


                                       HARCH CLO I LIMITED

                                       By:  /s/ Michael E. Lewitt
                                          -------------------------------------
                                          Title: Authorized Signatory


                                       HARRIS TRUST AND SAVINGS BANK

                                       By:  /s/ William R. Corya
                                          -------------------------------------
                                          Title: Vice President


                                       ING PRIME RATE TRUST
                                          By: ING Investments, LLC
                                                  as its Investment Manager

                                       By:  /s/ Jason Groom
                                          -------------------------------------
                                          Title: Vice President


                                       ING SENIOR INCOME FUND
                                          By: ING Investments, LLC
                                                  as its Investment Manager

                                       By:  /s/ Jason Groom
                                          -------------------------------------
                                          Title: Vice President


                                       THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION

                                       By:  /s/ Yasushi Ishikawa
                                          -------------------------------------
                                          Title: Senior Vice President


                                       NATEXIS BANQUE POPULARIES

                                       By:  /s/ Frank H. Madden, Jr.
                                          -------------------------------------
                                          Title: Vice President & Group Manager

                                       By:  /s/ Kristen Brainard
                                          -------------------------------------
                                          Title: Associate

                                       NUVEEN FLOATING RATE FUND
                                          By:  Symphony  Asset Management LLC

                                       By:  /s/ Lisa M. Mincheski
                                          -------------------------------------
                                          Title: Managing Director


                                       OAK HILL SECURITIES FUND, L.P.
                                          By: Oak Hill Securities GenPar, L.P.
                                              its General Partner

                                          By: Oak Hill Securities MGP, Inc.,
                                              its General Partner

                                       By:  /s/ Scott D. Krase
                                          -------------------------------------
                                          Title: Vice President


                                       OAK HILL SECURITIES FUND II, L.P.
                                          By:   Oak Hill Securities GenPar II,
                                                L.P. its General Partner

                                          By:   Oak Hill Securities MGP II,
                                                Inc., its General Partner

                                       By:  /s/ Scott D. Krase
                                          -------------------------------------
                                          Title: Vice President


                                       OAK HILL CREDIT PARTNERS I, LLC
                                          By:   Oak Hill CLO Management I, LLC
                                                as Investment Manager

                                       By:  /s/ Scott D. Krase
                                          -------------------------------------
                                          Title: Authorized Signatory

                                       HARBOURVIEW CLO Ii

                                       By:  /s/ Bill Campbell
                                          -------------------------------------
                                          Title: Manager

                                       HARBOURVIEW CLO IV

                                       By:  /s/ Bill Campbell
                                          -------------------------------------
                                          Title: Manager


                                       OPPENHEIMER SENIOR FLOATING RATE FUND

                                       By:  /s/ Bill Campbell
                                          -------------------------------------
                                          Title: Manager

                                       REGIONS BANK

                                       By:  /s/ James W. Newport
                                          -------------------------------------
                                          Title: Senior Vice President

                                       Sankaty Advisors, LLC as Collateral
                                           Manager for CASTEL HILL I- INGOTS,
                                           LTD., as Term Lender

                                       By:  /s/ Timothy M. Barns
                                          -------------------------------------
                                          Title: Senior Vice President

                                       Sankaty Advisors, LLC as Collateral
                                           Manager for CASTEL HILL II- INGOTS,
                                           LTD., as Term Lender

                                       By:  /s/ Timothy M. Barns
                                          -------------------------------------
                                          Title: Senior Vice President

                                       Sankaty Advisors, Inc. as Collateral
                                           Manager for GREAT POINT CLO 1999-1
                                           LTD, as Term Lender

                                       By:  /s/ Timothy M. Barns
                                          -------------------------------------
                                          Title: Senior Vice President


                                       SANKATY HIGH YIELD PARTNER III, LP

                                       By:  /s/ Timothy M. Barns
                                          -------------------------------------
                                          Title: Senior Vice President


                                       HAMILTON CDO, LTD.
                                          By: Stanfield Capital Partners LLC
                                             as its Collateral Manager

                                       By:  /s/ Christopher E. Jansen
                                          -------------------------------------
                                          Title: Managing Partner


                                       STANFIELD ARBITRAGE CDO, LTD.
                                          By: Stanfield Capital Partners LLC
                                             as its Collateral Manager

                                       By:  /s/ Christopher E. Jansen
                                          -------------------------------------
                                          Title: Managing Partner

                                       STANFIELD CLO, LTD.
                                          By: Stanfield Capital Partners LLC
                                             as its Collateral Manager

                                       By:  /s/ Christopher E. Jansen
                                          -------------------------------------
                                          Title: Managing Partner


                                       STEIN ROE & FARNHAM CLO I LTD.
                                          By: Stein Roe & Farnham Incorporated
                                             as Portfolio Manager

                                       By:   James R. Fellows
                                          -------------------------------------
                                          Title: Senior Vice President &
                                             Portfolio Manager


                                       THE SUMITOMO TRUST & BANKING CO, LTD.

                                       By:  /s/ Elizabeth A. Quirk
                                          -------------------------------------
                                          Title: Vice President


                                       TORONTO DOMINION (NEW YORK), INC.

                                       By: /s/ Stacey L. Malek
                                          -------------------------------------
                                          Title: Vice President


                                       TRANSAMERICA BUSINESS CREDIT

                                       By: /s/ Stephen K. Goetschius
                                          -------------------------------------
                                          Title: Senior Vice President